Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer: Vanguard Explorer Fund

            In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.            The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.            The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: December 18, 2015	/s/ F. William McNabb III
F. William McNabb III
Chief Executive Officer

0322296, v0.147

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer:  Vanguard Explorer Fund

            In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: December 18, 2015	/s/ Thomas J Higgins
Thomas J. Higgins
Chief Financial Officer

0322296, v0.147